GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Service Shares, Class IR Shares and Class R Shares of the

Goldman Sachs Mid Cap Value Fund

(the “Fund”)

Supplement dated February 13, 2013 to the

Prospectus dated December 28, 2012 (the “Prospectus”)

Effective as of the start of business on March 4, 2013, the Fund is generally open to new and existing investors.

Effective as of the date of this supplement, the following replaces in its entirety the final paragraph under “Goldman Sachs Mid Cap Value Fund—Summary—Buying and Selling Fund Shares” in the Prospectus:

Until the start of business on March 4, 2013, the Fund is generally closed to new investors, although prior to that date current shareholders and certain other categories of investors may still be eligible to purchase shares. Effective as of the start of business on March 4, 2013, the Fund is generally open to new and existing investors. For more information, see “What Else Should I Know About Share Purchases” in the Prospectus.

Effective as of the start of business on March 4, 2013. the following replaces in their entirety the fourth through seventh paragraphs under “Shareholder Guide—How to Buy Shares—What Else Should I Know About Share Purchases” in the Prospectus:

The Small Cap Value Fund is generally closed to new investors. The following investors of the Fund, however, may make purchases and reinvestments of dividends and capital gains into the Fund:

¢	Current shareholders of the Fund (although once a shareholder closes all accounts in the Fund, additional investments into the Fund may not be accepted);
¢	Members of the portfolio management team of the Fund; and
¢	Trustees and officers of the Trust.

Additionally, the following investors of the Small Cap Value Fund may make purchases and reinvestments of dividends and capital gains into the Fund:

¢	Any approved discretionary wrap program that holds Fund shares as of the closing date of the Fund may continue to make additional purchases of the Fund’s shares and to add new accounts that may purchase the Fund’s shares provided the sponsor of such program and/or any agent it designates, if applicable, has the appropriate controls in place to implement the Fund closure properly;

¢	Certain approved asset allocation funds; and
¢	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Employee Benefit Plans (as defined below) making an initial investment of $50 million or less; and (ii) certain financial institutions making an initial investment of $50 million or less in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Fund. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $50 million if the initial investment was expected to be less than $50 million at the time Goldman Sachs received a preliminary written commitment to invest in the Fund. For this purpose, “Employee Benefit Plans” include Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

With respect to the Mid Cap Value Fund, Employee Benefit Plans (as defined immediately above) are limited to initial investments in the Fund of $75 million or less.

Exchanges into the Small Cap Value Fund from other Goldman Sachs Funds are not permitted, except for current Fund shareholders and for those other categories of investors specified above.

The Trust and Goldman Sachs reserve the right to open the Small Cap Value Fund to new investors at a future date without prior notice.

This Supplement should be retained with your Prospectus for future reference.

EQVALMCSTK 02-13